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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                           -------------------------

      Date of Report (Date of earliest event reported): December 15, 2004

                         MERRILL LYNCH DEPOSITOR, INC.
                (ON BEHALF OF PREFERREDPLUS TRUST SERIES UPC-1)
             (Exact name of registrant as specified in its charter)

           DELAWARE                  001-31484               13-3891329
       (State or other             (Commission           (I. R. S. Employer
       jurisdiction  of             File Number)         Identification No.)
        incorporation)

    WORLD FINANCIAL CENTER,                                     10080
      NEW YORK, NEW YORK                                     (Zip Code)
     (Address of principal
      executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

            Not applicable.

SECTION 2.  FINANCIAL INFORMATION

            Not applicable.

SECTION 3.  SECURITIES AND TRADING MARKETS

            Not applicable.

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

            Not applicable.

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

            Not applicable.

SECTION 6.  [RESERVED]

SECTION 7.  REGULATION FD

            Not applicable.

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SECTION 8.  OTHER EVENTS

            ITEM 8.01   OTHER EVENTS

                        99.1 Distribution to holders of the PreferredPLUS Trust Certificates Series UPC-1 on December 15, 2004.

                                        For information with respect to the
                                underlying securities held by PreferredPLUS
                                Trust Series UPC-1, please refer to
                                UnumProvident Corporation's (Commission file number 001-11294) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

                                        Although we have no reason to believe
                                the information concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if you were investing directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

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SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

            ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

                        (a)     Financial statements of business acquired.

                                Not Applicable.

                        (b)     Pro forma financial information.

                                Not Applicable.

                        (c)     Exhibits.

                                99.1    Trustee's report in respect of the
                                        December 15, 2004 distribution to
                                        holders of the PreferredPLUS Trust
                                        Certificates Series UPC-1.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             MERRILL LYNCH DEPOSITOR, INC.

Date: December 22, 2004                      By:    /s/ Stephan Kuppenheimer
                                                    ----------------------------
                                             Name:  Stephan Kuppenheimer
                                             Title: President




                                 EXHIBIT INDEX


99.1 Trustee's report in respect of the December 15, 2004 distribution to holders of the PreferredPLUS Trust Certificates Series UPC-1.